                      TERM SHEET DATED SEPTEMBER 2, 1997


                       Green Tree Financial Corporation

               Manufactured Housing Contract Senior/Subordinate

                   Pass-Through Certificates, Series 1997-6

                         $1,050,000,000 (Approximate)




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                      TERM SHEET DATED SEPTEMBER 2, 1997

                       Green Tree Financial Corporation
               Manufactured Housing Contract Senior/Subordinate
                   Pass-Through Certificates, Series 1997-6
                         $1,050,000,000 (Approximate)
                              Subject to Revision

SELLER/SERVICER:     Green Tree Financial Corporation ("Green Tree").

TRUSTEE:             Firstar Trust Company, Milwaukee, Wisconsin.

UNDERWRITERS:        Lehman Brothers (Lead), Merrill Lynch & Co.,
                      Salomon Brothers Inc.


                                      Ratings           WAL         Exp Final
                        Amount      (S&P/Fitch)     @ 150% MHP       Maturity
                     ------------   -----------     ----------      ---------

To Call:
A-1                  $ 43,833,000    A-1+/ F-1+        0.37          05/15/98
A-2                  $ 70,670,000    AAA / AAA         1.05          03/15/99
A-3                  $108,280,000    AAA / AAA         2.00          04/15/00
A-4                  $ 96,180,000    AAA / AAA         3.10          06/15/01
A-5                  $152,930,000    AAA / AAA         5.00          05/15/04
A-6                  $ 37,040,000    AAA / AAA         7.25          10/15/05
A-7                  $107,730,000    AAA / AAA        10.25          03/15/10
A-8                  $127,837,000    AAA / AAA        10.16          02/15/12
A-9                  $ 43,000,000    AAA / AAA        16.77          03/15/15
A-10                 $105,000,000    AAA / AAA         8.20          03/15/15
M-1                  $ 78,750,000    AA- / AA-        10.33          03/15/15
B-1                  $ 42,000,000    BBB / BBB+        6.69          10/15/07
B-2                  $ 36,750,000     A- / A          15.03          03/15/15

To Maturity
A-9                  $ 43,000,000    AAA / AAA        18.61          02/15/23
A-10                 $105,000,000    AAA / AAA         8.20          10/15/22
M-1                  $ 78,750,000    AA- / AA-        10.77          02/15/23
B-2                  $ 36,750,000     A- / A          20.74          12/15/27

CUT-OFF DATE:
September 1, 1997 with respect to all Contracts that have a scheduled payment due in September 1997, or October 1, 1997 with respect to all Contracts that have a first scheduled payment due in October 1997 or thereafter.

EXP. PRICING:

September 4, 1997

EXP. SETTLEMENT:

September 30, 1997

INTEREST/PRINCIPAL:

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on October 15, 1997.

MONEY MARKET
ELIGIBILITY:

The Class A-1 Certificates are expected to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

ERISA:

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, and Class A-10 Certificates (together the "Class A Certificates") are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA:

Class A and M-1 Certificates are SMMEA eligible. Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:

The Trust will elect to be treated as a REMIC for federal income tax purposes.

OPTIONAL REDEMPTION:

Less than 10% of the original pool balance outstanding.

                                   STRUCTURE

CREDIT ENHANCEMENT:

Class A: 15.00% subordination (Class M-1, B-1,and B-2) & Residual (Class C) Class M-1: 7.5% subordination (Class B-1 and B-2) & Residual (Class C) Class B-1: 3.5% subordination (Class B-2) & Residual (Class C)
Class B-2:  Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:

The Amount Available on each Remittance Date generally includes the sum of (a) payments on the Contracts due and received during the preceding month, (b) prepayments and other unscheduled collections received during the preceding month and (c) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance Date (but in no event later than the 10th day of the month in which the Remittance Date occurs), minus (d) with respect to all Remittance Dates other than October 15, 1997, all collections of principal on the Contracts received during the preceding month up to but excluding the third business day prior to the preceding Remittance Date (but in no event later than the 10th day of the prior month). The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1 Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2 Certificates.

INTEREST
(Class A, M-1, B-1):

Interest will be distributable first to each Class of Class A Certificates concurrently (except for the Class A-9 Certificates which will receive no interest payments until the principal balance of all Class A Certificates with a higher numerical designation has been reduced to zero), then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest will accrue on all the Certificates on a 30/360 basis with the exception of the Class A-1 Certificates which will accrue interest on an actual/360 basis. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date. Interest accrued and unpaid on the Class A-9 Certificates will be added as principal to the Class A-9 Principal Balance on each Remittance Date.

Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available

The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, B-1):

After the payment of all interest distributable to Class A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

The Class A Percentage of the Formula Principal Distribution Amount less the Class A-10 Lockout Distribution Amount (as defined below) will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, and A-10 Certificateholders. Additionally, on each Remittance Date, the Class A-8 Certificateholders will be entitled to receive an amount equal to the product of the (i) the product of (a) the Class A-9 Certificate Balance and (b) the Class A-9 Accrual Rate and (ii) the number of days from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date divided by 360, to the extent such amount does not exceed the Class A-8 Principal Balance after giving effect to payments made to the Class A-8 Certificates from the Class A Percentage of the Formula Principal Distribution Amount.

The Class A-10 Certificateholders are entitled to receive payments of the Class A-10 Lockout Distribution Amount specified below, provided, that if on any Remittance Date the Class A-9 Certificate Principal Balance is zero, the Certificateholders of the Class A-10 Certificates will be entitled to receive the Class A Percentage of the Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class A-9 Certificates on such Remittance Date.

The "Class A-10 Lockout Distribution Amount" for any Remittance Date will be the product of (i) the applicable Class A-10 Lockout Percentage for such Remittance Date and (ii) the Class A-10 Lockout Pro Rata Distribution Amount for such Remittance Date.

The "Class A-10 Lockout Percentage" for each Remittance Date shall be as follows:

Remittance Dates                        Lockout Percentage

October 1997 - September 2000                  0%
October 2000 - September 2002                  45%
October 2002 - September 2003                  80%
October 2003 - September 2004                  100%
October 2004 and thereafter                    300%

The "Class A-10 Lockout Pro Rata Distribution Amount" for any Remittance Date will be an amount equal to the lesser of (1) the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-10 Certificates immediately prior to such Remittance Date and the denominator of which is the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10,
(y) the Class A Percentage of the Formula Principal Distribution Amount, and (z) the Class A-10 Lockout Percentage and (2) the Class A-10 Principal Balance immediately preceding such Remittance Date.

The "Class A Percentage" for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of:
(i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

The Class M-1 Certificateholders will be entitled to receive the Class M-1 Percentage of the Formula Principal Distribution Amount on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

The "Class M-1 Percentage" for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and
(vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

The Class B-1 Certificateholders will be entitled to receive Class B Percentage of the Formula Principal Distribution Amount on each Remittance Date on which
(i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $21,000,000.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class B-2):

Interest on the outstanding Class B-2 Principal Balance will accrue from the Settlement Date, or from most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):

The Class B-2 Certificateholders will be entitled to receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1 and Class B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:

If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C Certificateholders, then the Guarantee Fee, otherwise payable to Green Tree, if any, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, and then the Class M-1 Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CONTRACTS:

The information concerning the Initial Contracts presented below is based on a pool originated through August 25, 1997. Green Tree intends to acquire and sell additional Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                           THE INITIAL CONTRACT POOL

Number of MHCs in pool:                            13,852
Wgt. Avg. Contract Rate:                            9.468%
Range of Rates:                             4.24% - 18.25%
Wgt. Avg. Orig. Maturity:                         308 mos.
Range of Orig. Maturity:                        8-360 mos.
Wgt. Avg. Rem. Maturity:                          307 mos.
Range of Rem. Maturity:                         6-360 mos.
Avg. Rem Princ. Balance:                       $42,136.80
Wgt. Avg. LTV:                                     86.751%
New/Used:                                          81%/19%
Single/Double:                                     31%/69%
Park/Private:                                      21%/79%

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                    % of Contract                        % of Contract Pool
                        Number     Pool by Number   Aggregate Principal    by Outstanding
State                of Contracts   of Contracts    Balance Outstanding   Principal Balance
-----                ------------  --------------   -------------------  ------------------
NC                       1,108          8.00%         $ 51,236,854.18            8.79%
MI                         842          6.08            44,311,065.20            7.59
CA                       1,288          9.30            42,568,878.74            7.29
FL                         752          5.43            36,143,222.12            6.19
TX                         967          6.98            35,738,174.07            6.12
Other States (1)         8,895         64.21          $373,680,691.12           64.02
                        ------        ------          ---------------          ------

 Total (2)              13,852        100.00%         $583,678,885.43          100.00%
                        ======        ======          ===============          ======

--------------------------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.
(2)  Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                           % of Contract Pool
                           Number of  Aggregate Principal    by Outstanding
Year of Origination (1)    Contracts  Balance Outstanding   Principal Balance
-----------------------    ---------  -------------------  ------------------
         1978                   5      $     32,725.97            0.01%
         1979                   2             6,931.65               *
         1982                   1            15,283.98               -
         1983                   4            52,626.12            0.01
         1984                   9            84,209.73            0.01
         1985                   5            39,869.67            0.01
         1986                  30           511,798.31            0.09
         1987                  32           555,026.18            0.10
         1988                  49         1,014,012.90            0.17
         1989                 137         4,115,157.92            0.71
         1990                 167         4,975,379.14            0.85
         1991                 125         3,594,819.34            0.62
         1992                 242         8,056,764.75            1.38
         1993                 181         5,974,379.39            1.02
         1994                 191         6,069,256.46            1.04
         1995                 176         5,707,122.56            0.98
         1996                 144         7,075,729.44            1.21
         1997              12,352       535,797,791.92           91.79
                           ------      ---------------          ------

       Total (2)           13,852      $583,678,885.43          100.00%
                           ======      ===============          ======

-------------------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
(2) Percentages do not add to 100% due to rounding.

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                             % of Contract Pool
Original Contract            Number of  Aggregate Principal    by Outstanding
Amount (in Dollars)(1)       Contracts  Balance Outstanding   Principal Balance
----------------------       ---------  -------------------  ------------------
Less than $10,000.00             599      $  4,443,176.42           0.76%
$10,000.00 - $19,999.99        2,043        31,141,405.21           5.34
$20,000.00- $29,999.99         2,865        71,664,621.28          12.28
$30,000.00 - $39,999.99        2,351        81,062,550.40          13.88
$40,000.00 - $49,999.99        1,638        73,406,566.47          12.58
$50,000.00 - $59,999.99        1,241        67,910,095.26          11.63
$60,000.00 - $69,999.99        1,009        65,422,289.27          11.21
$70,000.00 - $79,999.99          774        57,640,546.59           9.88
$80,000.00 - $89,999.99          517        43,549,410.61           7.46
$90,000.00 - $99,999.99          383        43,639,409.80           7.48
$100,000.00 - $119,999.99        279        36,264,436.33           6.21
$120,000.00 - $139,999.99        110        13,997,498.61           2.40
$140,000.00 - $159,999.99         28         4,093,687.12           0.70
$160,000.00 - $179,999.99         10         1,675,208.56           0.29
$180,000.00 - $199,999.99          4           759,790.94           0.13
$250,000.00 - $299,999.99          1           258,225.90           0.04
                              ------      ---------------         ------

  Total                       13,852      $583,678,885.43         100.00%
                              ======      ===============         ======

----------------------------
(1) The largest original Contract amount is $258,225.90, which represents 0.04% of the Initial Pool Principal Balance.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
    If you have not received this statement, call you Lehman Brothers account executive for another copy.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % of Contract Pool
                          Number of  Aggregate Principal    by Outstanding
Loan-to-Value Ratio(1)    Contracts  Balance Outstanding   Principal Balance
----------------------    ---------  -------------------  ------------------
Less than 60.01%              620      $ 22,785,221.76            3.90%
60.01% - 65.00%               230        10,569,143.24            1.81
65.01% - 70.00%               273        13,940,004.67            2.39
70.01% - 75.00%               453        22,132,042.50            3.79
75.01% - 80.00%             1,077        45,043,797.21            7.72
80.01% - 85.00%             1,511        71,350,041.14           12.22
85.01% - 90.00%             4,128       180,886,182.61           31.00
90.01% - 95.00%             4,268       175,688,832.53           30.10
Over 95.00%                 1,292        41,283,619.77            7.07
                           ------      ---------------          ------
  Total                    13,852      $583,678,885.43          100.00%
                           ======      ===============          ======

--------------------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                                          % of Contract Pool
Range of Contracts by     Number of  Aggregate Principal    by Outstanding
Contract Rate             Contracts  Balance Outstanding   Principal Balance
---------------------     ---------  -------------------  ------------------
Less than 8.001%            1,881      $134,617,940.42           23.06%
8.001% - 9.000%             2,311       130,447,362.34           22.34
9.001% - 10.000%            2,470       112,923,250.87           19.35
10.001% - 11.000%           2,574        95,991,123.57           16.45
11.001% - 12.000%           2,511        71,272,187.37           12.21
12.001% - 13.000%           1,042        22,066,220.90            3.78
13.001% - 14.000%             852        14,096,311.76            2.42
14.001% - 15.000%              51           731,630.19            0.13
Over 15.000%                  160         1,532,858.01            0.26
                           ------      ---------------          ------
  Total                    13,852      $583,678,885.43          100.00%
                           ======      ===============          ======

                          REMAINING MONTHS TO MATURITY

                                                          % of Contract Pool
                          Number of  Aggregate Principal    by Outstanding
Months Remaining          Contracts  Balance Outstanding   Principal Balance
----------------          ---------  -------------------  ------------------
Less than 31                   40      $    180,341.44            0.03%
31 - 60                       331         3,034,942.72            0.52
61 - 90                       478         6,831,754.04            1.17
91 - 120                      885        14,820,844.37            2.54
121 - 150                     410         9,531,403.56            1.63
151 - 180                   1,934        46,448,405.13            7.96
181 - 240                   2,531        84,216,447.51           14.43
241 - 300                   1,125        42,807,194.27            7.34
301 - 360                   6,118       375,807,552.39           64.38
                           ------      ---------------          ------
  Total                    13,852      $583,678,885.43          100.00%
                           ======      ===============          ======

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       MHP PREPAYMENT SENSITIVITIES/(1)/

                 75% MHP          100% MHP         125% MHP         150% MHP
To Call        WAL/Maturity     WAL/Maturity     WAL/Maturity     WAL/Maturity
A-1             0.55 / 09/98     0.47 / 07/98     0.41 / 06/98     0.37 / 05/98
A-2             1.61 / 12/99     1.36 / 08/99     1.18 / 05/99     1.05 / 03/99
A-3             3.13 / 11/01     2.61 / 02/01     2.26 / 08/00     2.00 / 04/00
A-4             5.03 / 10/03     4.16 / 09/02     3.55 / 12/01     3.10 / 06/01
A-5             8.74 / 08/09     7.02 / 08/07     5.81 / 10/05     5.00 / 05/04
A-6            12.57 / 01/11    10.58 / 01/09     8.84 / 05/07     7.25 / 10/05
A-7            15.50 / 09/15    13.48 / 07/13    11.76 / 09/11    10.25 / 03/10
A-8            11.14 / 10/15    10.98 / 06/14    10.61 / 04/13    10.16 / 02/12
A-9            21.72 / 01/21    19.91 / 11/18    18.25 / 11/16    16.77 / 03/15
A-10            9.52 / 01/21     8.99 / 11/18     8.55 / 11/16     8.20 / 03/15
M-1            14.77 / 01/21    13.02 / 11/18    11.56 / 11/16    10.33 / 03/15
B-1            10.23 / 05/12     8.77 / 08/10     7.61 / 01/09     6.69 / 10/07
B-2            20.54 / 01/21    18.46 / 11/18    16.58 / 11/16    15.03 / 03/15
To Maturity
A-9            22.84 / 05/26    21.38 / 08/25    19.97 / 07/24    18.61 / 02/23
A-10            9.52 / 03/26     8.99 / 05/25     8.56 / 04/24     8.20 / 10/22
M-1            15.12 / 05/26    13.44 / 08/25    12.00 / 07/24    10.77 / 02/23
B-2            23.99 / 12/27    22.93 / 12/27    21.82 / 12/27    20.74 / 12/27

                 175% MHP         250% MHP         300% MHP         350% MHP
               WAL/Maturity     WAL/Maturity     WAL/Maturity     WAL/Maturity
To Call
-------------
A-1             0.34 / 05/98     0.28 / 03/98     0.25 / 02/98     0.23 / 02/98
A-2             0.95 / 01/99     0.73 / 10/98     0.64 / 08/98     0.57 / 07/98
A-3             1.80 / 01/00     1.40 / 07/99     1.22 / 04/99     1.08 / 02/99
A-4             2.76 / 01/01     2.12 / 03/00     1.85 / 11/99     1.64 / 08/99
A-5             4.31 / 05/03     3.11 / 08/01     2.67 / 12/00     2.35 / 07/00
A-6             6.08 / 04/04     4.06 / 02/02     3.42 / 05/01     2.96 / 11/00
A-7             8.67 / 10/08     5.39 / 06/04     4.28 / 12/02     3.59 / 12/01
A-8             9.61 / 02/11     7.66 / 07/08     6.22 / 01/07     4.98 / 11/04
A-9            15.37 / 08/13    12.14 / 02/10    10.46 / 05/08     9.14 / 01/07
A-10            7.87 / 08/13     7.12 / 02/10     6.74 / 05/08     6.42 / 01/07
M-1             9.64 / 08/13     8.14 / 02/10     7.41 / 05/08     6.85 / 01/07
B-1             6.38 / 02/07     5.75 / 09/05     5.48 / 02/05     5.27 / 08/04
B-2            13.76 / 08/13    11.02 / 02/10     9.68 / 05/08     8.66 / 01/07
To Maturity
A-9            17.30 / 08/21    14.02 / 01/17    12.29 / 09/14    10.92 / 08/12
A-10            7.88 / 05/21     7.14 / 10/16     6.77 / 06/14     6.48 / 06/12
M-1            10.10 / 08/21     8.61 / 01/17     7.90 / 09/14     7.36 / 08/12
B-2            19.76 / 12/27    16.92 / 12/27    15.15 / 12/27    13.60 / 12/27

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                    Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining    Balance Outstanding  Original Term  Remaining Term  Contract Rate
----------------    -------------------  -------------  --------------  -------------
0 to 120              $ 32,706,027.25         103             103          11.677%
121 to 180              72,197,328.29         175             175          11.266%
181 to 240             106,242,306.47         236             236          10.764%
241 to 300              51,851,904.52         298             298          10.511%
301 to 360             203,323,548.04         360             360           9.570%
                      ---------------         ---             ---          ------
    Total             $466,321,114.57         278             278          10.357%
                      ===============


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.